Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated April 17, 2020

to the Statement of Additional Information

of Allianz Funds Multi-Strategy Trust,

Dated February 1, 2020 (as supplemented thereafter)

Disclosure Relating to AllianzGI Ultra Micro Cap Fund and AllianzGI Micro Cap Fund (each a “Fund”)

Effective immediately, the subsection “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” (the “Subsection”) is hereby revised to remove all references to K. Mathew Axline, Blake Burdine, Stephen Lyford and Robert S. Marren as portfolio managers of each Fund.

The Subsection is hereby further revised to indicate that Steven Klopukh has been added as a portfolio manager of the Funds.

Information regarding other accounts managed by Mr. Klopokh as well as his ownership of securities of each Fund, each as of April 15, 2020, is provided below.

Other Accounts Managed

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($million)	#	AUM ($million)	#	AUM ($ million)
Steven Klopukh	4	178.2	5	427.2	5	466.4

Accounts and Assets for which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($million)	#	AUM ($million)	#	AUM ($ million)
Steven Klopukh	0	0	1	80.7	0	0

Securities Ownership

AllianzGI Ultra Micro Cap Fund	Dollar Range of Equity Securities
Steven Klopukh	None

AllianzGI Micro Cap Fund	Dollar Range of Equity Securities
Steven Klopukh	None

Please retain this Supplement for future reference.